                    --------------------------------------

                                 Annual Report
                               December 31, 1999

                                  Legg Mason
                                    Global
                                  Trust, Inc.



                          International Equity Trust

                                  Europe Fund

                                Navigator Class



                            [Legg Mason Funds Logo]


                           The Art of Investing/SM/

                    --------------------------------------

To Our Shareholders,

  We are pleased to provide you with Legg Mason Global Trust's annual report for the Navigator Class of the International Equity Trust and Europe Fund ("Funds") for the year ended December 31, 1999.

  With this report, we welcome the Europe Fund and its shareholders to the Legg Mason Family of Funds. The Europe Fund, formerly a series of the Bartlett Capital Trust, reorganized as a Legg Mason Fund on October 5, 1999, following the approval given by its shareholders at a special meeting held on September 23, 1999.

  Beginning on the next page, the portfolio managers responsible for the Funds' portfolios discuss results for 1999 and the investment outlook. The Funds' total returns for various periods ending December 31, 1999, are shown later in this report. For each of the Funds, we remind you that historical performance is not indicative of future results, and the principal value of our holdings will continue to fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

  PricewaterhouseCoopers LLP, Global Trust's independent accountants, has completed its annual examination, and audited financial statements for the fiscal year ended December 31, 1999, are included in this report.

  The Board of Directors approved long-term capital gains distributions of $0.865 and $2.08 per share to shareholders of International Equity Trust and Europe Fund, respectively, which were paid on November 26, 1999, to shareholders of record on November 23, 1999.

  We are pleased to report that Legg Mason has made a seamless transition into the new century. Our critical internal and external systems are operating free of Y2K disruptions. Internal and external operations, including the Fund's custodian and transfer agency, are running smoothly, and Fund shareholders are receiving uninterrupted account maintenance and transaction support.


                                  Sincerely,


                                  /s/ Edward A. Taber, III
                                  ------------------------
                                  Edward A. Taber, III
                                  President


February 7, 2000

Portfolio Managers' Comments
International Equity Trust


Performance

  For the year, the total return for the Navigator Class of the International Equity Trust was +21.7% on an NAV basis, compared with +27.0% for the MSCI EAFE Index. For the second half of 1999, the return for the Fund was +19.6% on an NAV basis, compared with +22.1% for the index.

  The Fund's shortfall for the year compared with the benchmark was due to the average underweight in Japan during the period and the underweight in the large, expensive momentum-driven telecommunications and technology stocks. Clearly, by year end, investing for "growth at any price" had become a global phenomenon.

  The Japanese market returned +61.8% in 1999. The Fund began the year with a weighting of only 8% in Japan, compared with 21% for the MSCIEAFEIndex. At that time, we found Japanese stocks unattractive compared with other opportunities. As the effect of government stimulation in Japan began upgrading the economic numbers, we began to selectively increase the weight in that market. With the continued convergence of good news in Japan over the year, especially positive earnings expectations revisions, we continued to find attractive opportunities. For the year, stock selection in Japan was positive. At year-end 1999, the Fund's weight in Japan was in line with the benchmark, 30.4% compared with 27.4%.

  The Fund's underweight in the U.K. (which was up only +12.5%) and positive stock selection in that market helped the relative return for the year. In addition, the Fund's exposure to emerging markets, although minimal, added value.

  Our model for stock selection provides a balance among value, growth, expectations and technical factors. In the momentum-driven environment of 1999, only the short-term-oriented technical and expectations components of our model had a positive spread top to bottom, while the growth and value factors did not. We did not change our stock selection process to capture what we believed was a short-lived market environment. We can't predict market conditions but, over the long term, we believe our balanced model is the best approach for stock selection.

Market Overview

  Japan remains top-rated, with positive expectations and technical rankings. The necessary structural reforms are taking place and provide the basis for a sustained, long-term recovery. Ownership of the market has broadened, away from the majority ownership of cross-holdings by banks and corporations to more dominant holdings by institutions (roughly 40%). Ignoring currency fluctuations, we are beginning to see sustainable operating profit growth coming through in many sectors of the economy. More importantly, corporate restructuring is now the dynamic driver that is re-rating equities. We expect the market to broaden from its fixation on technology to focus more on domestic recovery. We believe Japan remains a good long-term story.

  The continental European region can be described as fair value, with valuations slightly below average when compared to the rest of EAFE. Fortunately, the slight overvaluation is offset by positive funds flows and better-than-average earnings estimate revisions. In 1999, the pace of restructuring and mergers picked up. Over the longer run, the outlook for European companies is bright.

  The United Kingdom remains our lowest rated region, with all rankings either negative or neutral. Continued interest rate increases and a strong British pound relative to the Euro have put a damper on relative attractiveness. The economy, particularly consumption, has been strong, and the U.K. Monetary Policy Committee has been vigilant in increasing interest rates to dampen inflation. Consumption in 1999 was strong, and there are few signs of lessening. Interest rate concerns will be the primary driver of market expectations for 2000. With the entry of Wal-Mart and e-tailing growth, consumer prices and retail margins will remain under pressure. Despite our current low rating, we continue to find individual stock opportunities in the region.

Strategy

  We emphasize stock selection with a secondary focus on country and regional selection. Our disciplined investment process remains oriented towards long-term measures of value and growth. Our stock selection process ranks stocks daily across earnings growth, cash flow, expectations, traditional value and technical measures. We customize stock selection by market or region, based on which attributes are most predictive of excess return. We maintain a balance among size, sector and country for the Fund within Japan, continental Europe, the U.K. and the smaller regions through the combination of sector scoring and portfolio construction rules.

  Looking ahead, the Fund, oriented towards fundamental measures of both value and growth, has a lower forward P/E than its benchmark, 17.9x compared with 25.7x, and a two-year growth rate in line with the index, 20.5% compared with 21.5%.


                                         Batterymarch Financial Management, Inc.

February 2, 2000

Portfolio Managers' Comments
Europe Fund


  The Fund had a relatively good year, outperforming the MSCI Europe Index benchmark's return of +15.89% with its total return of +25.49% on Navigator Class shares. The Fund benefited from an exposure to Europe's better managed and performing businesses, measured on a global basis, including the likes of Nokia and Vodafone Airtouch, but also from those companies where evidence of tangible restructuring was more obvious. While general concern has been expressed about the lack of breadth in global markets generally, and particularly European equity markets, the converse advantage is that good performing franchises have been more obviously rewarded in share price terms rather than being lost in the crowd. Nevertheless, the performance the Fund achieved has come from the overall portfolio, rather than a concentration in a few individual holdings, and with this in mind we remain confident in the Fund's future prospects.

  Our last annual report ended on an optimistic note. World markets had recovered from their third quarter 1998 debt-inspired lows, and panic had been avoided. Concerted Central Bank easing initiated by the U.S. Federal Reserve, and followed in the U.K. and Europe, appeared to have solved or at least sidelined events that had previously taken on cataclysmic proportions. Investors in Europe had the added excitement, although some would say burden, of the debut of the Euro. The fanfare greeting the new currency, however, was to prove overly enthusiastic, and since January the currency has only looked one way: down. The weakness of the Euro was indicative of the problems that beset Europe for the first six months of the year. Economic growth in Europe remained sluggish when compared to the U.S., and the evidence of a slight recovery was overshadowed by the strong rebounds in Asian economies and stock markets. The new European club also experienced some teething troubles as individual countries sought to promote their nationals to positions of prominence, causing some angst.

  Despite the generally mixed picture, European equity markets continued to make some headway during the first six months, although dollar returns were trimmed by the declining currency. Relative returns were disappointing by international comparisons. However, the bottom-up themes of restructuring and mergers and acquisitions activity, which we have mentioned in previous reports, continued to gather momentum. The newly created single marketplace forced competition on some domestic franchises that had previously been protected by national boundaries, while our largest corporates faced ever-toughening global competition. Corporate restructuring was not just a fashionable theme to which business leaders paid lip service, but an actual necessity. However, by the second half of the year the picture was looking a little brighter. The early signs of economic recovery, evident in the first half, were starting to come through far more. The weaker currency, once seen as a negative, then started to have a beneficial impact on the Fund's performance. The greater trading competitiveness that virtual dollar parity afforded Europe's exporters translated into better industrial production and confidence, while the consumer side of the market continued in a more buoyant mood. Having entered the year with interest rates on a downward trend and the threat of recession on the agenda, we leave the millennium with rates firming and growth forecasts above trend. The European markets responded to this better climate, moving strongly ahead to record new highs at the end of the year.

  As well as the generally better environment, the pace of corporate restructuring increased significantly in the second half of the year with the telecommunications sector and related areas leading the way. The first significant deal involved Olivetti acquiring Telecom Italia through its subsidiary Tecnost. This proved to be the first in a series of landmark deals, proving that the new market denied protection to domestic franchises. Later in the year Vodafone, which had already acquired Airtouch in the U.S., launched the largest ever hostile bid to buy Mannesmann in Germany. This was in response to Mannesmann's acquisition of Orange, the third-placed U.K. wireless operator, with the strategic logic of creating the first truly global mobile telephony group in this exciting area. Mobile telephony and the related areas are one of the few sectors in which Europe excels. Witness the fact that at the year end Nokia, the Finnish handset mobile and infrastructure company, became Europe's largest market capitalised company, and the mobile penetration model is lead by the European example.

  The financial sector proved a close second in terms of dealmaking. Banco Santander proved to be the consolidator in the Iberian Peninsula, while the battle still rages for the ownership of National Westminster Bank in the U.K. Both the Royal Bank of Scotland and the Bank of Scotland are jockeying for ownership and the deal will be concluded in the New Year. This will continue to be an ongoing theme throughout Europe, and the increasing openness of the market will encourage international entrants into this exciting arena.

Outlook
  Looking into the next millennium, the picture in Europe looks relatively robust. Growth appears to be back on course, and the markets are well supported by the underlying theme of restructuring. European companies are still some way behind their U.S. peer group in terms of efficiency, which in itself should allow for further catch-up in terms of performance. Increasingly, European companies are being recognised as leading players in a global landscape rather than just their domestic location, and also the European investment map is being defined more by sector than by country. We remain confident that our concentration on Europe's quality growth situations will reward investors further in performance terms, and that Europe's credentials as a diversifying asset class for the dollar-based investor are intact.

                                Lombard Odier International Portfolio Management


February 4, 2000

   Performance Information
   Legg Mason Global Trust, Inc.


Performance Comparison of a $50,000 Investment as of December 31, 1999

     The returns shown are based on historical results and are not intended to indicate future performance. Total return measures investment performance in terms of appreciation or depreciation in a Fund's net asset value per share, plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. The investment return and principal value of an investment in each of these Funds will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual returns tend to smooth out variations in a Fund's return, so that they differ from actual year-to-year results. No adjustments have been made for any income taxes payable by shareholders.

     The following graphs compare each Fund's total returns against that of the most closely matched broad-based securities market index. The lines illustrate the cumulative total return of an initial $50,000 investment for the periods indicated. The line for each Fund represents the total return after deducting all Fund investment management and other administrative expenses and the transaction costs of buying and selling securities. The line representing the securities market index for each Fund does not include any transaction costs associated with buying and selling securities in the index or other administrative expenses.

     International Equity and Europe Fund have two authorized classes of shares:
   Primary Class and Navigator Class. Europe Fund has an additional authorized class of shares: Class A. Information about the Primary Class and Class A, offered to retail investors, is contained in a separate report to the shareholders of these classes.

   International Equity Trust -- Navigator Class

   -------------------------------------------------------------
                       Cumulative              Average Annual
                      Total Return              Total Return
   -------------------------------------------------------------
   One Year             +21.69%                   +21.69%
   Life of Class/+/     +10.22                     +6.05
   -------------------------------------------------------------
   /+/Inception Date --May 5, 1998
   -------------------------------------------------------------


                 [GRAPH APPEARS HERE -- SEE PLOT POINTS BELOW]



          International Equity Trust -- Navigator Class    MSCI EAFE Index/(1)/

5/5/98                    $50,000                                 $50,000
                          $49,015                                 $50,135
                          $39,268                                 $43,010
12/31/98                  $45,291                                 $51,895
                          $45,111                                 $52,615
                          $46,087                                 $53,955
                          $47,790                                 $56,320
12/31/99                  $55,112                                 $65,885

Europe Fund -- Navigator Class

-------------------------------------------------------
                   Cumulative           Average Annual
                  Total Return           Total Return
-------------------------------------------------------
One Year            +25.49%                +25.49%
Life of Class/+/    +87.35                 +30.41
-------------------------------------------------------
/+/Inception Date --August 21, 1997


                 [GRAPH APPEARS HERE -- SEE PLOT POINTS BELOW]


              Europe Fund -- Navigator Class    MSCI Europe Index/(2)/

8/21/97                  $50,000                      $50,000
                         $52,690                      $54,850
12/97                    $52,382                      $54,890
                         $65,862                      $66,035
                         $69,468                      $69,430
                         $60,468                      $59,420
12/98                    $74,649                      $70,545
                         $74,438                      $69,060
                         $73,435                      $68,845
                         $74,279                      $69,650
12/99                    $93,675                      $81,760


/(1)/The Morgan Stanley Capital International (MSCI) Europe, Australia and the
     Far East (EAFE) Index is an unmanaged index based on share prices of approximately 1,100 companies listed on stock exchanges around the world. Twenty countries are included in the index's portfolio. Index returns are for the periods beginning April 30, 1998.

/(2)/The Morgan Stanley Capital International (MSCI)Europe Index is a broad-based, unmanaged index based on the share prices of common stocks in each of fourteen European countries. Index returns are for the periods beginning August 31, 1997.

Industry Diversification
Legg Mason Global Trust, Inc.
December 31, 1999

International Equity Trust

                                         % of Net
                                          Assets      Value
--------------------------------------------------------------
                                                      (000)
Aerospace                                   0.4%    $  1,074
Automotive                                  5.3       15,595
Beverages                                   1.1        3,172
Chemicals                                   2.3        6,845
Construction                                3.9       11,509
Diversified                                 5.3       15,571
Drugs, Cosmetics & Health                   3.9       11,455
Electrical                                  0.5        1,516
Electronics                                15.0       44,367
Financial                                  21.2       62,399
Food, Beverage and Tobacco                  1.8        5,297
Machinery & Equipment                       4.1       12,199
Metal Products                              1.9        5,715
Metal Producers                             2.0        5,875
Miscellaneous                               3.7       10,892
Oil, Gas, Coal & Related                    6.0       17,625
Other                                       0.4        1,251
Paper                                       2.2        6,389
Printing & Publishing                       0.8        2,434
Recreation                                  1.1        3,364
Retailers                                   1.3        3,728
Tobacco                                     0.2          670
Transportation                              1.1        3,274
Utilities                                  11.8       34,915
Short-Term Investments                      2.9        8,693
                                          -----     --------
Total Investment Portfolio                100.2      295,824
Other Assets Less Liabilities              (0.2)        (538)
                                          -----     --------
Net Assets                                100.0%    $295,286
                                          -----     --------



Europe Fund

                                         % of Net
                                          Assets      Value
--------------------------------------------------------------
                                                      (000)

Aerospace                                   1.6%    $  2,122
Automotive                                  1.2        1,578
Banking                                    11.0       14,988
Computer Services                           7.7       10,474
Diversified                                10.0       13,572
Electronics                                 5.8        7,855
Finance                                     2.8        3,867
General Industry                            3.8        5,205
Insurance                                   6.6        8,972
Miscellaneous Manufacturing                 1.5        1,989
Miscellaneous Services                      1.4        1,909
Oil & Gas                                   8.6       11,665
Pharmaceuticals & Health Care               9.0       12,145
Publishing                                  1.3        1,753
RetailSales                                 4.4        5,983
Telecommunications                         19.5       26,522
Transportation                              1.1        1,505
Short-Term Investments                      1.7        2,289
                                          -----     --------
Total Investment Portfolio                 99.0      134,393
Other Assets Less Liabilities               1.0        1,295
                                          -----     --------
Net Assets                                100.0%    $135,688
                                          -----     --------

 Statement of Net Assets
 Legg Mason Global Trust, Inc.
 December 31, 1999
 (Amounts in Thousands)

 International Equity Trust

                                                       Shares/Par     Value
 ------------------------------------------------------------------------------
Common Stocks and Equity Interests -- 97.2%
 Argentina -- 0.3%
 Banco de Galicia y Buenos Aires S.A. de C.V.              171     $    852
                                                                   --------
 Australia -- 3.0%
 Amcor Ltd.                                                193          904
 Australia & New Zealand Banking Group Limited             137        1,000
 Commonwealth Bank of Australia                             42          720
 CSR Limited                                               288          699
 Newcrest Mining Limited                                   190          648/A/
 North Limited                                             593        1,398
 Orica Limited                                              91          492
 Pioneer International Limited                             235          708
 Qantas Airways Limited                                    499        1,244
 WMC Limited                                               180          994
                                                                   --------
                                                                      8,807
                                                                   --------
 Belgium -- 1.0%
 Dexia                                                       5          739/A/
 Dexia - Strip VVPR                                          5         N.M./A/
 Kredietbank-Bankverein AG                                  40        2,129
                                                                   --------
                                                                      2,868
                                                                   --------
 Brazil -- 0.5%
 Tele Norte Leste Participacoes S.A. ADR                    63        1,601/A/
                                                                   --------
 Canada -- 1.6%
 Anderson Exploration Ltd.                                 107        1,274/A/
 Bank of Nova Scotia                                        19          404
 Canadian Natural Resources Ltd.                             8          200/A/
 Dofasco Inc.                                               64        1,271
 Renaissance Energy Ltd.                                   111        1,115/A/
 Sears Canada Inc.                                           1           39
 Stelco Inc.                                                49          367
                                                                   --------
                                                                      4,670
                                                                   --------
 Denmark -- 0.7%
 Tele Danmark A/S                                           28        2,058
                                                                   --------
 Finland -- 0.9%
 Nokia Oyj                                                  15        2,684/A/
                                                                   --------

                                                       Shares/Par     Value
 ------------------------------------------------------------------------------
 France -- 9.6%
 Assurances Generales de France                              5     $    271
 Axa                                                         6          836/A/
 Banque Nationale de Paris                                  21        1,956
 Ciments Francais                                           19        1,304
 Compagnie de Saint-Gobain                                   9        1,636
 France Telecom S.A.                                        14        1,825
 Lagardere S.C.A.                                           22        1,197
 Pechiney SA                                                25        1,794
 Pernod-Ricard SA                                           35        1,980
 PSA Peugeot Citroen                                         9        2,112
 Renault SA                                                 17          805
 SEITA                                                      40        1,791
 Societe Generale                                            9        2,001
 Suez Lyonnaise des Eaux                                    20        3,237/A/
 Suez Lyonnaise des Eaux - Strip                            20         N.M./A/
 Total Fina SA                                              35        4,663
 Vivendi                                                    12        1,048
                                                                   --------
                                                                     28,456
                                                                   --------
 Germany -- 6.9%
 Allianz AG                                                  2          722/A/
 BASF AG                                                    48        2,453
 Bayer AG                                                   32        1,503
 DaimlerChrysler AG                                         19        1,446/A/
 Deutsche Bank AG                                           28        2,340
 Deutsche Pfrandbrief-und Hypothekenbank AG                 18        1,372
 Deutsche Telekom AG                                        28        2,008
 EM. TV & Merchandising AG                                  17        1,109/A/
 HypoVereinsbank                                             3          225
 Metallgesellschaft AG                                      54        1,085
 Preussag Ag                                                39        2,161
 Siemens AG                                                 31        3,970
                                                                   --------
                                                                     20,394
                                                                   --------
 Hong Kong -- 2.4%
 HSBC Holdings plc                                         100        1,402
 Hutchison Whampoa Limited                                 118        1,715
 New World Development Company Ltd.                        656        1,477
 Peregrine Investment Holdings Limited                     256         N.M./A,B/
 Swire Pacific Ltd.                                        415        2,451
                                                                   --------
                                                                      7,045
                                                                   --------

 Legg Mason Global Trust, Inc.


 International Equity Trust -- Continued

                                                       Shares/Par     Value
 ------------------------------------------------------------------------------
 India -- 0.1%
 ITC Limited GDR                                             16     $    310/C/
                                                                    --------
 Indonesia -- 0.3%
 PT Indah Kiat Pulp & Paper Corporation Tbk               2,245          883
                                                                    --------
 Ireland -- 0.4%
 Kerry Group Plc                                             94        1,127/A/
                                                                    --------
 Italy -- 3.8%
 Banca Agricola Mantovana                                     7           66/A/
 ENI SpA                                                    485        2,668/A/
 Fiat SpA                                                    29          831/A/
 Finmeccanica S.p.A.                                      1,234        1,626/A/
 Italgas S.p.A.                                             231          875/A/
 Olivetti S.p.A.                                            867        2,509/A/
 Rolo Banca 1473                                             40          785/A/
 Telecom Italia Mobile (TIM) SpA                            103        1,155/A/
 Telecom Italia SpA                                          52          733/A/
                                                                    --------
                                                                      11,248
                                                                    --------
 Japan -- 30.4%
 Asahi Chemical Industry Co., Ltd.                          197        1,012
 Canon, Inc.                                                 70        2,782
 Chubu Electric Power Co., Inc.                             112        1,819/A/
 Chugai Pharmceutical Co., Ltd.                              97        1,049
 Credit Saison Co., Ltd.                                     32          554/A/
 Dai Nippon Printing Co., Ltd.                               84        1,340
 DAITO TRUST CONSTRUCTION CO., LTD.                          43          475/A/
 Daiwa Securities Group Inc.                                230        3,600
 Denso Corporation                                           74        1,767
 Ebara Corporation                                           94        1,049
 Eisai Company, Ltd.                                         42          811
 Fujitsu Limited                                            112        5,108/A/
 Furukawa Electric Co.                                      144        2,185
 Hitachi Ltd.                                               199        3,194
 Honda Motor Co., Ltd.                                       16          595
 Japan Radio Co., Ltd.                                       39          378
 Japan Tobacco, Inc.                                       N.M.          352/A/
 Kao Corporation                                             56        1,598
 Kawasaki Kisen Kaisha Ltd.                                 572          851
 Kirin Brewery Company, Ltd.                                 56          589
 Kishu Paper Co., Ltd.                                       10           16

                                                       Shares/Par     Value
 ------------------------------------------------------------------------------
 Japan -- Continued
 Kyocera Corporation                                         17     $  4,409/A/
 Marubeni Corporation                                       234          982
 Maruzen Showa Unyu Co., Ltd.                                 6           11
 Matsushita Electric Industrial Company, Ltd.                39        1,080
 Mitsubishi Corporation                                      81          625
 Mitsubishi Electric Corporation                            108          698
 Mitsubishi Rayon Company, Ltd.                             538        1,306
 Mitsui O.S.K. Lines                                        189          318
 Murata Manufacturing Co., Ltd.                              13        3,054
 NAMCO LTD.                                                  19        1,231/A/
 NEC Corporation                                             37          882
 Nippon Steel Corporation                                   406          950
 Nippon Telegraph & Telephone Corporation (NTT)            N.M.        3,134/A/
 NTT Mobile Communications Network, Inc.                   N.M.        3,077/A/
 Rengo Co., Ltd.                                            120          617
 Ricoh Company, Ltd.                                         72        1,357
 Rinnai Corporation                                           2           45
 Rohm Company Ltd.                                            8        3,289
 Sankyo Company, Ltd.                                         9          666/A/
 Secom Co., Ltd.                                              7          771
 Sharp Corporation                                           47        1,203
 Shin-Etsu Chemical Co., Ltd.                                10          431
 Shinki Co., Ltd.                                            32          781/A/
 Shionogi & Co., Ltd.                                        71          862
 Sony Corporation                                            15        4,508/A/
 Sumitomo Forestry Company                                   11           85/A/
 Sumitomo Rubber Industries, Ltd.                            87          385
 Taisho Pharmaceutical Company, Ltd.                         45        1,321/A/
 Takeda Chemical Industries                                  47        2,323
 The Bank of Fukuoka, Ltd.                                   84          583/A/
 The Bank of Iwate, Ltd.                                   N.M.            1/A/
 The Bank of Tokyo-Mitsubishi, Ltd.                         198        2,760/A/
 The Nikko Securities Co., Ltd.                              40          506
 The Sakura Bank, Ltd.                                       42          243
 The Sumitomo Bank, Ltd.                                    188        2,574
 The Tokai Bank Ltd.                                        102          643
 The Tokio Marine & Fire Insurance Co., Ltd.                 30          351/A/
 TODA CORPORATION                                            63          242
 Tokyo Electric Power                                        34          917/A/
 TOSHIBA CORPORATION                                        200        1,527/A/
 Tostem Corporation                                          28          503

 Legg Mason Global Trust, Inc.


 International Equity Trust -- Continued

                                                       Shares/Par     Value
 ------------------------------------------------------------------------------
 Japan -- Continued
 Toyota Motor Corporation                                   114     $  5,523
 Yamaha Motor Co., Ltd.                                      47          326
 Yamanouchi Pharmaceutical Co., Ltd.                         17          594/A/
 Yamazaki Baking Co., Ltd.                                   57          619
 Yokohama Rubber                                            140          275
                                                                    --------
                                                                      89,712
                                                                    --------
 Mexico -- 0.9%
 ALFA, S.A.                                                 308        1,446
 Cemex SA de CV                                             121          677
 Fomento Economico Mexicano, S.A. de C.V.                   135          603/A/
                                                                    --------
                                                                       2,726
                                                                    --------
 Netherlands -- 5.3%
 ABN AMRO Holding NV                                        103        2,568
 AEGON N.V.                                                  10          966
 ASM Lithography Holding N.V.                                 7          745/A/
 CSM NV                                                      51        1,091/A/
 IHC Caland N.V.                                              9          314
 ING Groep N.V.                                              54        3,233
 Koninklijke (Royal) Philips Electronics N.V.                 5          721
 Royal Dutch Petroleum Company                               74        4,554
 Unilever NV                                                 20        1,111
 VIB N.V.                                                    13          362
                                                                    --------
                                                                      15,665
                                                                    --------
 Portugal -- 0.4%
 Cimpor-Cimentos de Portugal, SGPS, SA                       79        1,311/A/
                                                                    --------
 Singapore -- 2.7%
 DBS Land Limited                                           498          980
 DelGro Corporation Limited                                 237          733/A/
 Jardine Strategic Holdings Limited                         122          243
 Oversea-Chinese Banking Corporation Ltd.                   154        1,412/A/
 Overseas Union Bank Ltd.                                   403        2,360/A/
 TIBS Holdings Limited                                       97          112/A/
 United Overseas Bank Ltd.                                  226        1,996
                                                                    --------
                                                                       7,836
                                                                    --------
 South Korea -- 1.0%
 Hana Bank                                                   38          295
 Korea Electric Power Corporation                            15          453/A/
 Pohang Iron & Steel Company Ltd.                             1           83/A/

                                                       Shares/Par     Value
 ------------------------------------------------------------------------------
 South Korea -- Continued
 Samsung Electronics                                          8     $  1,893
 Samsung Fire & Marine Insurance                              6          199/A/
 Samsung Fire & Marine Insurance - Rights                     1           10/A/
                                                                    --------
                                                                       2,933
                                                                    --------
 Spain -- 2.9%
 Banco Bilbao Vizcaya S.A.                                   62          880
 Banco Santander Central Hispano, SA                        111        1,257
 Fomento do Construcciones y Contratas S.A.                  47          953
 Hidroelectrica del Cantabrico, SA                           62          872/A/
 Iberdrola S.A.                                              84        1,170
 Repsol-YPF, S.A.                                            97        2,256/A/
 Telefonica S.A.                                             53        1,329
                                                                    --------
                                                                       8,717
                                                                    --------
 Sweden -- 2.6%
 Electrolux AB                                               59        1,471
 Mo och Domsjo AB                                            33        1,178
 Sandvik AB                                                  36        1,140
 Svenska Cellulosa AB                                        65        1,919
 Volvo AB                                                    73        1,890
                                                                    --------
                                                                       7,598
                                                                    --------
 Switzerland -- 5.0%
 Credit Suisse Group                                         15        2,952
 Julius Baer Holding Ltd.                                  N.M.          680
 Nestle SA                                                    1        1,356
 Novartis                                                     1        1,020/A/
 Roche Holding AG                                          N.M.          368/A/
 Schweizerische Rueckversicherungs-Gesellschaft               1        1,921
 Swisscom AG                                                  5        1,921/A/
 UBS AG                                                       4        1,188/A/
 Valora Holding AG                                            5        1,284
 Zurich Allied AG                                             4        2,067/A/
                                                                    --------
                                                                      14,757
                                                                    --------
 Thailand -- 0.9%
 Bangkok Bank Public Company Limited                        498        1,256
 The Siam Cement Public Company Limited                      44        1,446
                                                                    --------
                                                                       2,702
                                                                    --------

 Legg Mason Global Trust, Inc.


 International Equity Trust -- Continued

                                                       Shares/Par     Value
 ------------------------------------------------------------------------------
 Turkey -- 1.4%
 Aksigorta A.S.                                          20,193     $  1,229
 Alcatel Teletas Telekomunikasyon Endustri ve
  Ticaret A.S.                                            2,213          490/A/
 Dogan Sirketler Grubu Holding A.S.                      27,536          812/A/
 Eregli Demir ve Celik Fabrikalari T.A.S.                15,501          643
 Koc Holding A.S.                                         5,712        1,053
                                                                    --------
                                                                       4,227
                                                                    --------
 United Kingdom -- 12.2%
 Arjo Wiggins Appleton p.l.c.                               241          812
 ARM Holdings plc                                            44        2,941/A/
 AstraZeneca Group plc                                       25        1,047
 Baltimore Technologies plc                                   4          338/A/
 Barclays PLC                                                72        2,072
 Bowthorpe plc                                               45          787
 BP Amoco plc                                                91          921
 Britax International plc                                   126          242
 British Telecommunications plc                             198        4,796
 Centrica plc                                               712        2,068/A/
 Cookson Group plc                                          147          592
 Enterprise Inns plc                                         54          355/A/
 George Wimpey plc                                          597        1,070
 Glaxo Wellcome plc                                          16          448
 Glynwed International plc                                  192          744
 Henlys Group plc                                            12           85/A/
 Independent Insurance Group plc                             12           53/A/
 Lex Service plc                                            182        1,094
 Logica plc                                                  68        1,765
 Millennium & Copthorne Hotels plc                           75          462/A/
 National Westminster Bank PLC                               40          859
 Pilkington plc                                             179          244
 Rolls-Royce plc                                            310        1,078
 Royal Bank of Scotland Group plc                            69        1,229
 Severn Trent plc                                            37          371
 Signet Group plc                                           727          770/A/
 The Mayflower Corporation plc                               83          291/A/
 The Sage Group plc                                         221        2,706/A/
 Trinity Mirror plc                                         102        1,090
 Vodafone Group plc                                         548        2,731
 W.H. Smith Group plc                                        24          186

                                                       Shares/Par     Value
 ------------------------------------------------------------------------------
 United Kingdom -- Continued
 William Morrison Supermarkets plc                          449     $    964/A/
 Wolseley plc                                                96          733
                                                                    --------
                                                                      35,944
                                                                    --------
 Total Common Stocks and Equity Interests
  (Identified Cost -- $238,580)                                      287,131
 ------------------------------------------------------------------------------

Repurchase Agreement -- 3.0%
 Bank of America
  3.10%, dated 12/31/99, to be repurchased at $8,696
  on 1/3/00 (Collateral: $10,230 Freddie Mac mortgage-
  backed securities, 6%, due 9/1/28, value $9,695)
  (Identified Cost -- $8,693)                          $  8,693        8,693
 ------------------------------------------------------------------------------


 Total Investments -- 100.2% (Identified Cost -- $247,273)           295,824
 Other Assets Less Liabilities -- (0.2)%                                (538)
                                                                    --------
 Net assets consisting of:
 Accumulated paid-in capital applicable to:
  20,746 Primary Class shares outstanding              $244,122
       4 Navigator Class shares outstanding                  50
 Overdistributions of net investment income              (1,029)
 Accumulated net realized gain/(loss) on investments
  and currency transactions                               3,549
 Unrealized appreciation/(depreciation) of investments
  and currency transactions                              48,594
                                                       --------
 Net assets  -- 100.0%                                              $295,286
                                                                    ========
 Net asset value per share:
  Primary Class                                                       $14.23
                                                                      ======
  Navigator Class                                                     $14.26
                                                                      ======
 ------------------------------------------------------------------------------

 /A/Non-income producing.
 /B/In bankruptcy proceedings.
 /C/Rule 144a Security--A security purchased pursuant to Rule 144a under the Securities Act of 1933 which may not be resold subject to that rule except to qualified institutional buyers. These securities represent 0.1% of net assets.
 N.M. - Not meaningful.

 See notes to financial statements.

   Statement of Net Assets
   Legg Mason Global Trust, Inc.
   December 31, 1999
   (Amounts in Thousands)

   Europe Fund

                                                      Shares/Par                             Value
   -----------------------------------------------------------------------------------------------------
Common Stocks and Equity Interests -- 91.1%
   Finland -- 4.0%
   Nokia Oyj                                               30                               $   5,386
                                                                                            ---------
   France -- 17.3%
   Aventis S.A.                                            57                                   3,291
   Axa                                                     25                                   3,498
   Banque Nationale de Paris                               27                                   2,505
   Elf Aquitaine SA                                      N.M.                                    N.M.
   France Telecom S.A.                                     22                                   2,858
   Societe Generale                                         8                                   1,824/A/
   STMicroelectronics                                      16                                   2,519
   Total Fina SA                                           32                                   4,284
   Vivendi                                                 30                                   2,670
                                                                                            ---------
                                                                                               23,449
                                                                                            ---------
   Germany -- 8.6%
   BASF AG                                                 54                                   2,765
   Epcos AG                                                25                                   1,872/A/
   Mannesmann AG                                           22                                   5,205
   Preussag AG                                             34                                   1,913
                                                                                            ---------
                                                                                               11,755
                                                                                            ---------
   Greece -- 1.1%
   Alpha Credit Bank                                       19                                   1,493
                                                                                            ---------
   Ireland -- 3.6%
   Allied Irish Banks plc                                 122                                   1,383
   Anglo Irish Bank Corporation plc                       635                                   1,478
   CRH plc                                                 92                                   1,989
                                                                                            ---------
                                                                                                4,850
                                                                                            ---------
   Italy -- 3.7%
   Tecnost SpA                                            753                                   2,843/A/
   Unicredito Italiano SpA                                444                                   2,181
                                                                                            ---------
                                                                                                5,024
                                                                                            ---------
   Netherlands -- 9.5%
   AEGON N.V.                                              29                                   2,846
   Equant                                                   8                                     942/A/
   Getronics NV                                            28                                   2,228/A/
   Koninklijke (Royal) Philips Electronics N.V.            25                                   3,464
   Koninklijke Ahold NV                                    56                                   1,656
   VNU NV                                                  33                                   1,753
                                                                                            ---------
                                                                                               12,889
                                                                                            ---------

                                                      Shares/Par                             Value
   -----------------------------------------------------------------------------------------------------
   Portugal -- 1.7%
   Portugal Telecom S.A.                                  207                               $   2,276
                                                                                            ---------
   Spain -- 2.3%
   Telefonica S.A.                                        127                                   3,184/A/
                                                                                            ---------
   Sweden -- 6.4%
   Hennes & Mauritz AB                                     50                                   1,660
   Skandia Forsakrings AB                                  87                                   2,629
   Telefonaktienbolaget LM Ericsson                        69                                   4,452
                                                                                            ---------
                                                                                                8,741
                                                                                            ---------
   Switzerland -- 5.8%
   Adecco SA                                                2                                   1,909
   Credit Suisse Group                                     11                                   2,116
   Roche Holding AG                                        50                                   3,869
                                                                                            ---------
                                                                                                7,894
                                                                                            ---------
   United Kingdom -- 27.1%
   BP Amoco Plc                                           510                                   5,148
   British Aerospace PLC                                  323                                   2,122
   British Telecommunications plc                         190                                   4,594
   Glaxo Wellcome plc                                      92                                   2,608
   Granada Group plc                                      172                                   1,732
   Hays plc                                               163                                   2,600
   Kingfisher plc                                         240                                   2,666
   National Westminster Bank PLC                           69                                   1,491
   Royal Bank of Scotland Group plc                       113                                   2,007
   Shell Transport & Trading Company                      269                                   2,234
   SmithKline Beecham Plc                                 187                                   2,376
   Stagecoach Holdings plc                                586                                   1,505
   Vodafone Group plc                                     757                                   3,773
   WPP Group plc                                          121                                   1,892
                                                                                            ---------
                                                                                               36,748
                                                                                            ---------
   Total Common Stocks and Equity Interests (Identified Cost -- $93,134)                      123,689
   -----------------------------------------------------------------------------------------------------
Preferred Shares -- 6.2%
   Germany -- 6.2%
   Marschollek, Lautenschlaeger und Partner AG              8                                   2,375
   Porsche AG                                               1                                   1,578
   SAP AG                                                   7                                   4,462
                                                                                            ---------
   Total Preferred Shares (Identified Cost -- $6,341)                                           8,415
   -----------------------------------------------------------------------------------------------------

   Legg Mason Global Trust, Inc.

   Europe Fund -- Continued

                                                                       Shares/Par            Value
   -----------------------------------------------------------------------------------------------------
Repurchase Agreement -- 1.7%
   State Street Bank & Trust Company
     2.50%, dated 12/31/99, to be repurchased at $2,289
     on 1/3/00 (Collateral:$2,315 U.S. Treasury Inflation-
     Indexed Securities, 3.63%, due 1/15/08, value $2,471)
    (Identified Cost -- $2,289)                                          $ 2,289            $   2,289
   -----------------------------------------------------------------------------------------------------
   Total Investments -- 99.0% (Identified Cost -- $101,764)                                   134,393
   Other Assets Less Liabilities -- 1.0%                                                        1,295
                                                                                            ---------
   NET ASSETS CONSISTING OF:
   Accumulated paid-in capital applicable to:
     2,038 Primary Class shares outstanding                              $51,943
     2,741 Class A shares outstanding                                     45,193
        14 Navigator Class shares outstanding                               (668)
   Accumulated net investment income/(loss)                                 (257)
   Accumulated net realized gain/(loss) on investments and
     foreign currency transactions                                         6,868
   Unrealized appreciation/(depreciation) of investments and
     foreign currency transactions                                        32,609
                                                                         -------
   NET ASSETS -- 100.0%                                                                     $ 135,688
                                                                                            =========
   NET ASSET VALUE PER SHARE:
    PRIMARY CLASS                                                                              $27.90
                                                                                               ======
    CLASS A                                                                                    $28.61
                                                                                               ======
    NAVIGATOR CLASS                                                                            $28.73
                                                                                               ======
   MAXIMUM OFFERING PRICE PER SHARE:
     (NET ASSET VALUE PLUS SALES CHARGE OF 4.75% OF OFFERING PRICE)
     CLASS A                                                                                   $30.04
                                                                                               ======
   -----------------------------------------------------------------------------------------------------

   /A/ Non-income producing.
   N.M. - Not meaningful.

   See notes to financial statements.

   Statement of Operations
   Legg Mason Global Trust, Inc.
   (Amounts in Thousands)

                                                                                  Year Ended 12/31/99
                                                               ----------------------------------------------------
                                                                 International
                                                                     Equity                          Europe
                                                                     Trust                            Fund
    ---------------------------------------------------------------------------------------------------------------
Investment Income:
    Interest                                                         $   263                         $    77
    Dividends                                                          5,803                           1,587
      Less foreign tax withheld                                         (732)                           (121)
                                                                     -------                         -------
      Total income                                                     5,334                           1,543
                                                                     -------                         -------
Expenses:
    Management fee                                                     1,932                           1,084
    Distribution and service fees                                      2,575                             609
    Transfer agent and shareholder servicing expense                     262                              73
    Audit and legal fees                                                  59                              56
    Custodian fees                                                       558                             274
    Directors' fees                                                       11                              32
    Organization expense                                                  14                              72
    Registration fees                                                     15                              58
    Reports to shareholders                                               51                              23
    Other expenses                                                        14                              16
                                                                     -------                         -------
                                                                       5,491                           2,297
      Less fees waived                                                    --                              --
                                                                     -------                         -------
      Total expenses, net of waivers                                   5,491                           2,297
                                                                     -------                         -------
    NET INVESTMENT INCOME/(LOSS)                                       (157)                            (754)
                                                                     -------                         -------
Net Realized and Unrealized Gain/(Loss) on Investments:
   Realized gain/(loss) on:
      Investments, options and futures                                39,978                          20,942
      Foreign currency transactions                                     (264)                         (3,164)
                                                                     -------                         -------
                                                                      39,714                          17,778
                                                                     -------                         -------
   Change in unrealized appreciation/(depreciation) of:
      Investments, options and futures                                10,677                          10,212
      Assets and liabilities denominated in foreign currencies            75                              (6)
                                                                     -------                         -------
                                                                      10,752                          10,206
                                                                     -------                         -------
    NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS            50,466                          27,984
 -----------------------------------------------------------------------------------------------------------
    CHANGE IN NET ASSETS RESULTING FROM OPERATIONS                   $50,309                         $27,230
 -----------------------------------------------------------------------------------------------------------

   See notes to financial statements.

Statements of Changes in Net Assets
Legg Mason Global Trust, Inc.
(Amounts in Thousands)

                                                                    International
                                                                       Equity                       Europe
                                                                        Trust                        Fund
                                                              -------------------------  ----------------------------
                                                                     Years Ended                  Years Ended
                                                              12/31/99      12/31/98         12/31/99       12/31/98
      ---------------------------------------------------------------------------------------------------------------
Change in Net Assets:
      Net investment income/(loss)                            $   (157)      $    144      $    (754)         $  (179)
      Net realized gain/(loss) on investments, options,
        futures and foreign currency transactions               39,714         (9,181)        17,778           13,074
      Change in unrealized appreciation/(depreciation)
        of investments, options, futures and assets and
        liabilities denominated in foreign currencies           10,752         25,859         10,206           10,360
      ---------------------------------------------------------------------------------------------------------------
      Change in net assets resulting from operations            50,309         16,822         27,230           23,255
      Distributions to shareholders:
        From net investment income:
          Primary Class                                           (992)        (2,768)          (132)            (355)
          Class A                                                  N/A            N/A           (166)            (862)
          Navigator Class                                           (1)            (1)            (1)              (4)
        In excess of net investment income:
          Primary Class                                             --             --             --               --
        From net realized gain on investments:
          Primary Class                                        (16,590)            --         (3,892)          (4,213)
          Class A                                                  N/A            N/A         (5,428)          (8,621)
          Navigator Class                                           (3)            --            (27)             (31)
      Change in net assets from Fund share transactions:
          Primary Class                                          3,997         16,808          17,600          34,008
          Class A                                                  N/A            N/A          10,439          (3,590)
          Navigator Class                                           --             50              87         (10,189)
      ---------------------------------------------------------------------------------------------------------------
      Change in net assets                                      36,720         30,911          45,710          29,398

Net Assets:
      Beginning of year                                        258,566        227,655          89,978          60,580
      ---------------------------------------------------------------------------------------------------------------
      End of year                                             $295,286       $258,566        $135,688         $89,978
      ---------------------------------------------------------------------------------------------------------------
      Under/(over) distributed
        net investment income                                 $ (1,029)      $ (4,570)       $   (257)        $  (836)
      ---------------------------------------------------------------------------------------------------------------

      See notes to financial statements.

Financial Highlights
Legg Mason Global Trust, Inc.

           Contained below is per share operating performance data for a Navigator Class share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements.

                                             Investment Operations                           Distributions:
                                   -----------------------------------------   --------------------------------------
                                               Net Realized and
                                               Unrealized Gain
                                               (Loss) on Invest-                              From
                        Net Asset      Net      ments, Options,      Total        From         Net                     Net Asset
                          Value,   Investment    Futures and         From          Net      Realized                     Value,
                        Beginning    Income    Foreign Currency   Investment   Investment     Gain on       Total        End of
                        of Period    (Loss)      Transactions     Operations     Income    Investments  Distributions    Period
    ------------------------------------------------------------------------------------------------------------------------------
International Equity Trust
    Year Ended Dec. 31,
         1999            $12.64     $0.11           $2.52           $ 2.63      $(.14)       $ (.87)       $(1.01)      $14.26
    Period Ended Dec. 31,
         1998/A/          14.21       .10           (1.44)           (1.34)      (.23)           --        $ (.23)      $12.64

Europe Fund/B/
    Years Ended Dec. 31,
        1999             $24.78     $(.03)         $ 6.15            $6.12      $(.07)       $(2.10)       $(2.17)      $28.73
        1998              21.01       .22/C/         8.37             8.59       (.51)        (4.31)        (4.82)       24.78
        1997/D/           25.61      (.04)/C/        1.27             1.23         --         (5.83)        (5.83)       21.01
    ------------------------------------------------------------------------------------------------------------------------------

                                                       Ratios/Supplemental Data
                                     ------------------------------------------------------------


                                                              Net
                                                           Investment               Net Assets,
                                               Expenses   Income (Loss)  Portfolio     End of
                                      Total   to Average    to Average   Turnover      Period
                                     Return   Net Assets    Net Assets     Rate    (in thousands)
    ---------------------------------------------------------------------------------------------
International Equity Trust
    Year Ended Dec. 31,
         1999                        21.69%      1.25%        0.82%        148%      $   50
    Period Ended Dec. 31,
         1998/A/                     (9.42)%/E/  1.04%/F/     1.17%/F/      72%/F/       45

Europe Fund/B/
    Years Ended Dec. 31,
        1999                         25.49%      1.52%        (.10)%        93%      $  389
        1998                         42.5%       1.55%/C/     1.31%/C/     103%         247
        1997/D/                       4.9%/E/    1.31%/C,F/   (.60)%/C,F/  123%       8,025
    ---------------------------------------------------------------------------------------------

    /A/ For the period May 5, 1998 (commencement of sale of Navigator shares)
        to December 31, 1998.
    /B/ The financial information for Europe Fund
        Navigator Class for the years ended December 31, 1997 and 1998, is for Bartlett Europe Fund Class Y. The financial information for the year ended December 31, 1999, is for the Legg Mason Europe Fund and the Bartlett Europe Fund Class Y.
    /C/ Net of fees waived pursuant to a voluntary expense limitation of 1.50% until April 30, 1998; and 1.60% indefinitely. If no fees had been waived, the annualized ratio of expenses to average daily net assets for each period would have been as follows:1998, 1.63%; 1997, 1.49%.
    /D/ For the period August 21, 1997 (commencement of operations of this class) to December 31, 1997.
    /E/ Not annualized.
    /F/ Annualized.

    See notes to financial statements.

   Notes to Financial Statements
   Legg Mason Global Trust, Inc.
   (Amounts in Thousands)

   -----------------------------------------------------------------------------
1. Significant Accounting Policies:

      The Legg Mason Global Trust, Inc. ("Corporation"), consisting of the Global Income Trust ("Global Income"), the International Equity Trust ("International Equity"), the Emerging Markets Trust ("Emerging Markets") and the Europe Fund ("Europe Fund") (each a "Fund"), is registered under the Investment Company Act of 1940, as amended, as an open-end investment company. International Equity, Emerging Markets and Europe Fund are diversified; Global Income is non-diversified.

      Each Fund consists of at least two classes of shares: Primary Class, offered since April 15, 1993, for Global Income; since February 17, 1995, for International Equity; since May 28, 1996, for Emerging Markets; and since July 23, 1997, for Europe Fund; and Navigator Class, offered to certain institutional investors since May 5, 1998, for International Equity and since August 21, 1997, for Europe Fund. The Navigator Class of Global Income and Emerging Markets has not commenced operations. Europe Fund has an additional class of shares: Class A. Information about the PrimaryClass and Class A, offered to retail investors, is contained in a separate report to the shareholders of these classes. The income and expenses of International Equity and Europe Fund are allocated proportionately to the two and three classes of shares, respectively, based on daily net assets, except for Rule 12b-1 distribution fees, which are charged only on Primary Class shares, and with respect to Europe Fund, PrimaryClass and Class A shares, and transfer agent and shareholder servicing expenses, which are determined separately for each class.

      On October 5, 1999, Europe Fund, which had no previous operating history, acquired all of the assets and assumed the liabilities of Bartlett Europe Fund. On July 21, 1997, Bartlett Europe Fund, which had no previous operating history, acquired the assets and assumed the liabilities of Worldwide Value Fund, Inc. Prior to July 21, 1997, Worldwide Value Fund, Inc. was a closed-end registered investment company whose single class of shares traded on the New York StockExchange ("NYSE").

   Security Valuation

      Each Fund's securities are valued on the basis of market quotations or, lacking such quotations, at fair value as determined under the guidance of the Board of Directors. Securities for which market quotations are readily available are valued at the last sale price of the day for a comparable position or, in the absence of any such sales, the last available bid price for a comparable position. Where a security is traded on more than one market, which may include foreign markets, the securities are generally valued on the market considered by each Fund's adviser to be the primary market. Each Fund will value its foreign securities in U.S. dollars on the basis of the then-prevailing exchange rates.

   Foreign Currency Translation

      The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

      (i) market value of investment securities, assets and liabilities at the closing daily rate of exchange; and

      (ii) purchases and sales of investment securities, interest income and expenses at the rate of exchange prevailing on the respective date of such transactions.

      The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

   Investment Income and Distributions to Shareholders

      Interest income and expenses are recorded on the accrual basis. Bond premiums are amortized for financial reporting and federal income tax purposes. Bond discounts, other than original issue and zero-coupon bonds, are not amortized. Dividend income and distributions to shareholders are allocated at the class level and are recorded on the ex-dividend date. Dividends from net investment income, if available, will be paid annually for International Equity and Europe Fund. Net capital gain distributions, which are calculated at

   -----------------------------------------------------------------------------
   the composite level, are declared and paid after the end of the tax year in which the gain is realized. At December 31, 1999, there were no dividends or capital gain distributions payable for either of the Funds. Distributions are determined in accordance with federal income tax regulations, which may differ from those determined in accordance with generally accepted accounting principles; accordingly, periodic reclassifications are made within a Fund's capital accounts to reflect income and gains available for distribution under federal income tax regulations.

   Security Transactions

      Security transactions are recorded on the trade date. Realized gains and losses from security transactions are reported on an identified cost basis for both financial reporting and federal income tax purposes. At December 31, 1999, there were no receivables for securities sold or payables for securities purchased for either Fund.

   Deferred Organizational Expense

      Deferred organizational expenses of $71 for International Equity and $210 for Europe Fund are being amortized on a straight-line basis not to exceed 5 years, beginning on the date each respective Fund began operations. Legg Mason Fund Adviser, Inc. ("LMFA"), the Funds' investment manager, has agreed that in the event it redeems any of its shares during such period, it will reimburse the Fund for any unamortized organization costs in the same proportion as the number of shares to be redeemed bears to the number of shares that were initially purchased by LMFA and remain outstanding at the time of redemption.

   Federal Income Taxes

      No provision for federal income or excise taxes is required since each Fund intends to qualify, or to continue to qualify, as a regulated investment company and distribute substantially all of its taxable income to its shareholders.

   Foreign Taxes

      Each Fund is subject to foreign income taxes imposed by certain countries in which it invests. Foreign income taxes are accrued by each Fund and withheld from dividend and interest income.

      Gains realized upon disposition of Indian, Malaysian and Thai securities held by each Fund are subject to capital gains tax in those countries. The tax on realized gains is paid prior to repatriation of sales proceeds.

   Use of Estimates

      Preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. Investment Transactions:

      For the year ended December 31, 1999, investment transactions (excluding short-term investments) were as follows:

                                         Purchases                      Proceeds From Sales
                             ---------------------------------   ---------------------------------
                             U.S. Gov't. Securities    Other     U.S. Gov't. Securities    Other
   -----------------------------------------------------------------------------------------------
   International Equity                 --            $368,379               --           $385,812
   Europe Fund                          --             116,702               --             98,611

   Legg Mason Global Trust, Inc.


   -----------------------------------------------------------------------------
      At December 31, 1999, cost, gross unrealized appreciation and gross unrealized depreciation based on the cost of securities for federal income tax purposes for each Fund were as follows:

                                                                         Net
                                                                     Appreciation/
                            Cost     Appreciation   Depreciation    (Depreciation)
----------------------------------------------------------------------------------
International Equity      $248,346      $57,598       $(10,120)         $47,478
Europe Fund                101,780       34,727         (2,114)          32,613

      The Funds had no capital loss carryforwards.

3. Repurchase Agreements:

      All repurchase agreements are fully collateralized by obligations issued by the U.S. Government or its agencies, and such collateral is in the possession of the Funds' custodian. The value of such collateral includes accrued interest. Risks arise from the possible delay in recovery or potential loss of rights in the collateral should the issuer of the repurchase agreement fail financially. The Funds' investment advisers review the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

4. Options and Futures:

      As part of their investment programs, Europe Fund and International Equity may utilize options and futures to a limited extent. Options may be written
   (sold) or purchased by the Funds. When a Fund purchases a put or call option, the premium paid is recorded as an investment and its value is marked-to-market daily. When a Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability and its value is marked-to-market daily.

      When options, whether written or purchased, expire, are exercised or are closed (by entering into a closing purchase or sale transaction), the Fund realizes a gain or loss as described in the chart below:

Purchased option:                      Impact on the Fund:
The option expires                     Realize a loss in the amount of the cost of the option.
----------------------------------------------------------------------------------------------------------------
The option is closed through a         Realize a gain or loss depending on whether the proceeds from the
closing sale transaction               closing sale transaction are greater or less than the cost of the option.
----------------------------------------------------------------------------------------------------------------
The Fund exercises a call option       The cost of the security purchased through the exercise of the option will be increased by the premium originally paid to purchase the option.
----------------------------------------------------------------------------------------------------------------
The Fund exercises a put option        Realize a gain or loss from the sale of the underlying security. The proceeds of that sale will be reduced by the premium originally paid to purchase the put option.
----------------------------------------------------------------------------------------------------------------

Written option:                        Impact on the Fund:
The option expires                     Realize a gain equal to the amount of the premium received.
----------------------------------------------------------------------------------------------------------------
The option is closed through a         Realize a gain or loss without regard to any unrealized gain or loss on
closing purchase transaction           the underlying security and eliminate the option liability. The Fund will realize a loss in this transaction if the cost of the closing pur-
                                       chase exceeds the premium received when the option was written.
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
A written call option is exercised     Realize a gain or loss from the sale of the underlying security. The
by the option purchaser                proceeds of that sale will be increased by the premium originally received when the option was written.
----------------------------------------------------------------------------------------------------------------
A written put option is exercised      The amount of the premium originally received will reduce the cost
by the option purchaser                of the security that the Fund purchased when the option was exercised.
----------------------------------------------------------------------------------------------------------------

      The risk associated with purchasing options is limited to the premium originally paid. Options written by a Fund involve, to varying degrees, risk of loss in excess of the option value reflected in the statement of net assets. The risk in writing a covered call option is that a Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that a Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is the risk a Fund may not be able to enter into a closing transaction because of an illiquid secondary market or, for over-the-counter options, because of the counterparty's inability to perform.

      There was no activity in call and put options during the year ended December 31, 1999.

      Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. The daily changes in contract value are recorded as unrealized gains or losses and the Fund recognizes a realized gain or loss when the contract is closed. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

      The Funds enter into futures contracts as a hedge against anticipated changes in interest rates. There are several risks in connection with the use of futures contracts as a hedging device. Futures contracts involve, to varying degrees, the risk of loss in excess of amounts reflected in the financial statements. The change in the value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in the value of the hedged instruments. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

5. Financial Instruments:

   Emerging Market Securities

      Each Fund has investments in securities denominated in the currencies of emerging market countries, as well as in securities issued by companies located in emerging market countries. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

   Forward Currency Exchange Contracts

      As part of its investment program, each Fund may utilize forward currency exchange contracts. The nature and risks of these financial instruments and the reasons for using them are set forth more fully in the Corporation's prospectus and statement of additional information.

      Forward foreign currency contracts are marked-to-market daily using foreign currency exchange rates supplied by an independent pricing service. The change in a contract's market value is recorded by a Fund as an unrealized gain or loss. When the contract is closed or delivery is taken, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

      The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's securities, but it does establish a rate of exchange that can be achieved in the future. These forward foreign currency contracts involve market risk in excess of amounts reflected in the financial

   Legg Mason Global Trust, Inc.


   -----------------------------------------------------------------------------
   statements. Although forward foreign currency contracts used for hedging purposes limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. Each Fund's adviser will enter into forward foreign currency contracts only with parties approved by the Board of Directors because there is a risk of loss to the Funds if the counterparties do not complete the transaction.

      At December 31, 1999, open forward currency exchange contracts were as follows:

International Equity:
                                    Contract to
Settlement         -----------------------------------------    Unrealized
   Date                Receive                   Deliver        Gain/(Loss)
---------------------------------------------------------------------------
02/08/00           USD          2,587        EUR       2,478       $ 82
02/08/00           EUR          2,478        USD       2,526        (21)
                                                                   ----
                                                                   $ 61
                                                                   ====

   Euro Conversion

      On January 1, 1999, the Euro became the official currency of the countries in the European Economic and Monetary Union (EEMU). EEMU member countries include Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain. Government bonds issued by member countries were redenominated into Euro on January 1, 1999. Corporations based in member countries have until 2002 to redenominate their existing bonds. New issuances of corporate and government bonds from member countries will be denominated in Euro. The redenomination into Euro has not had and is not expected to have a material impact on the Funds' operations.

6. Transactions With Affiliates:

      Each Fund has a management agreement with LMFA. Pursuant to their respective agreements, LMFA provides the Funds with management and administrative services for which each Fund pays a fee, computed daily and payable monthly, at annual rates of each Fund's average daily net assets. LMFA has agreed to waive its fees to the extent each Fund's expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) exceed during any month certain annual rates. The following chart shows annual rates of management fees; expense limits and their expiration dates; management fees waived; and management fees payable for each Fund:

                                                                                          Year Ended
                                                                                       December 31, 1999        At December 31, 1999
                                                                                       ---------------------------------------------
                                                                                           Management                Management
                                 Management        Expense        Expense Limitation         Fees                       Fees
   Fund                              Fee          Limitation        Expiration Date          Waived                    Payable
   ---------------------------------------------------------------------------------------------------------------------------------
   International Equity
   --Primary Class                 0.75%            2.25%              Indefinite             $  --                     $175
   --Navigator Class               0.75%            1.25%              Indefinite                --                      N.M.*
   Europe Fund
   --Primary Class                 1.00%            2.60%              May 1, 2000               --                       46
   --Class A                       1.00%            1.85%              May 1, 2000               --                       64
   --Navigator Class               1.00%            1.60%              May 1, 2000               --                      N.M.*
   ---------------------------------------------------------------------------------------------------------------------------------

   *N.M. - Not meaningful.

   ----------------------------------------------------------------------------
      Batterymarch Financial Management, Inc. ("Batterymarch") serves as investment adviser to International Equity. Batterymarch is responsible for the actual investment activity of the Fund. LMFA pays Batterymarch a fee for its services at an annual rate equal to 66-2/3% of the fee received by LMFA from International Equity.

      Lombard Odier International Portfolio Management Limited ("Lombard Odier") serves as investment sub-adviser to Europe Fund. LMFApays Lombard Odier a fee for its services at an annual rate equal to 60% of the fee actually paid to LMFA by the Fund (net of any waivers).

      Prior to October 6, 1999, Bartlett &Co. served as Europe Fund's manager under compensation arrangements substantially similar to those with the current manager. For its services during the fiscal year ended December 31, 1999, the Fund paid Bartlett &Co. a fee equal to 1% of its average net assets.

      Worldwide had an administration contract with LMFA for which LMFAreceived fromWorldwide a monthly fee at an annual rate of .20% of Worldwide's net assets, based on the net assets on the last business day of each month. This rate was reduced on net asset values in excess of $100 million.

      On July 15, 1997, the shareholders of the Bartlett Europe Fund (predecessor to Europe Fund) approved an Investment Management and AdministrationAgreement ("Agreement"). Under the Agreement, the Adviser received for its services an advisory fee, computed daily and payable monthly, at 1.00% of the Fund's average daily net assets.

      Legg Mason Wood Walker, Incorporated ("Legg Mason"), a member of the NYSE, serves as distributor of the Funds. Legg Mason receives an annual distribution fee and an annual service fee based on each Fund's respective Class's average daily net assets, calculated daily and payable monthly, as follows:

                                                          At December 31, 1999
                                                        ------------------------
                             Distribution    Service    Distribution and Service
                                  Fee          Fee            Fees Payable
   -----------------------------------------------------------------------------
   International Equity
     Primary Class               0.75%          0.25%             $233
   Europe Fund
     Primary Class               0.75           0.25                46
     Class A                       --           0.25                16

      Legg Mason also has an agreement with the Funds' transfer agent to assist with certain of its duties. For this assistance, the transfer agent paid Legg Mason the following amounts for the year ended December 31, 1999:
   International Equity, $84; and Europe Fund $18.

      LMFA, Batterymarch and Legg Mason are corporate affiliates and are wholly owned subsidiaries of Legg Mason, Inc.

7. Line of Credit:

      The Funds, along with certain other Legg Mason Funds, participate in a $200 million line of credit ("Credit Agreement") to be utilized as an emergency source of cash in the event of unanticipated, large redemption requests by shareholders. Pursuant to the Credit Agreement, each participating Fund is liable only for principal and interest payments related to borrowings made by that Fund. Borrowings under the line of credit bear interest at prevailing short-term interest rates. For the year ended December 31, 1999, the Funds had no borrowings under the line of credit.

Legg Mason Global Trust, Inc.


   -----------------------------------------------------------------------------
8. Acquisition of Bartlett Europe Fund and Reorganization of Worldwide Value Fund, Inc.:

      On October 5, 1999,Europe Fund, a series of Legg MasonGlobalTrust, Inc. which had no previous operating history, acquired all the net assets of the Bartlett Europe Fund, a series of Bartlett Capital Trust, an open-end management investment company, pursuant to a plan of reorganization approved byBartlett Europe Fund shareholders onSeptember 23, 1999.

      On July 18, 1997, Bartlett Europe Fund, a series of the Bartlett Capital Trust, acquired all the net assets of Worldwide Value Fund, Inc. pursuant to a plan of reorganization approved byWorldwide's shareholders on April 30, 1997. The acquisition was accomplished by a tax-free exchange of 3,357 shares of Worldwide (valued at $88,660) outstanding on July 18, 1997. The net assets of Worldwide ($88,660, including $18,092 of unrealized appreciation and $12,991 of undistributed net capital gain) were merged into the newly-created Bartlett Europe Fund. Prior to the reorganization, Worldwide Value Fund, Inc. was a closed-end mutual fund whose shares traded on the NYSE.

9. Fund Share Transactions:

      At December 31, 1999, there were 1,375,000 shares authorized at $.001 par value for all portfolios of the Corporation. Share transactions were as follows:

                                                               Reinvestment
                                                 Sold         of Distributions       Repurchased           Net Change
                                           ---------------    ----------------   -------------------   -------------------
                                           Shares   Amount    Shares   Amount    Shares     Amount     Shares     Amount
   International Equity
   --Primary Class
     Year Ended Dec. 31, 1999               4,502   $58,763    1,330   $17,182   (5,540)   $(71,948)      292    $  3,997
     Year Ended Dec. 31, 1998               5,900    77,550      221     2,717   (4,995)    (63,459)    1,126      16,808
   --Navigator Class
     Year Ended Dec. 31, 1999                  --   $   --        --   $    --       --    $     --        --    $     --
    May 5, 1998/A/ to Dec. 31, 1998             4        50       --        --       --          --         4          50
   Europe Fund
   --Primary Class
     Year Ended Dec. 31, 1999               1,158   $28,649      157   $ 3,876     (602)   $(14,925)      713    $ 17,600
     Year Ended Dec. 31, 1998               1,279    33,629      194     4,541     (162)     (4,162)    1,311      34,008
   --Class A
     Year Ended Dec. 31, 1999               1,804   $45,451      186   $ 4,735   (1,567)   $(39,747)      423    $ 10,439
     Year Ended Dec. 31, 1998                 415    10,886      253     6,156     (842)    (20,632)     (174)     (3,590)
   --Navigator Class
     Year Ended Dec. 31, 1999                   3   $    64        1   $    28     N.M.    $     (5)        4    $     87
     Year Ended Dec. 31, 1998                   9       219        1        35     (382)    (10,443)     (372)    (10,189)

    -----------
    /A/ Commencement of sale of Navigator Class shares.

Report of Independent Accountants


To the Shareholders and Directors of Legg Mason Global Trust, Inc.:

  In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of International Equity Trust and Europe Fund (two of the four portfolios comprising the Navigator Class of the Legg Mason Global Trust, Inc., hereafter referred to as the "Funds") at December 31, 1999, and the results of their operations, the changes in their net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999, by correspondence with custodians and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Baltimore, Maryland
February 10, 2000

Investment Advisers
   For Global Income Trust:                 For Europe Fund:
   Western Asset Management Company         Legg Mason Fund Adviser, Inc.
   Pasadena, CA                             Baltimore, MD

   For International Equity and
    Emerging Markets Trusts:
   Batterymarch Financial Management, Inc.
   Boston, MA

Investment Sub-Adviser
   For Europe Fund:                         For Global Income Trust:
   Lombard Odier International Portfolio    Western Asset Global
    Management                              Management, Ltd.
   London, England                          London, England

Investment Manager
   Legg Mason Fund Adviser, Inc.
   Baltimore, MD

Board of Directors
   John F. Curley, Jr., Chairman
   Edward A. Taber, III, President
   Richard G. Gilmore
   Arnold L. Lehman
   Dr. Jill E. McGovern
   G. Peter O'Brien
   T. A. Rodgers

Transfer and Shareholder Servicing Agent
   Boston Financial Data Services
   Boston, MA

Custodian
   State Street Bank & Trust Company
   Boston, MA

Counsel
   Kirkpatrick & Lockhart LLP
   Washington, D.C.

Independent Accountants
   PricewaterhouseCoopers LLP
   Baltimore, MD

   This report is not to be distributed unless preceded or accompanied by a prospectus.

                     Legg Mason Wood Walker, Incorporated
                   -----------------------------------------
                                100 Light Street
                    P.O. Box 1476, Baltimore, MD 21203-1476
                                410 o 539 o 0000

LMF-042
2/00